Exhibit 10.22

July 31, 2015
KeyBank National Association,
individually and as Agent
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio 44114
Attn: Amy L. MacLearie
KeyBank National Association,
individually and as Agent
127 Public Square, 8th Floor
Cleveland, Ohio 44114
Attn: Wayne Horvath, SVP
Ladies and Gentlemen:
Pursuant to the provisions of Section 2.11 of the Senior Secured Revolving Credit Agreement dated as of March 21, 2014, as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement dated as of September 18, 2014, and that certain Second Amendment to Senior Secured Revolving Credit Agreement and Other Loan Documents dated as of June 26, 2015, as from time to time in effect (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”), by and among American Realty Capital Healthcare Trust II Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), KeyBank National Association (“KeyBank”), as Agent, and each of the financial institutions initially a signatory to the Credit Agreement together with their assignees pursuant to Section 18 of the Credit Agreement (collectively, the “Existing Lenders” and each individually a “Existing Lender”), the Borrower hereby requests an increase in the Total Commitment (as defined in the Credit Agreement) as further set forth below.
1.In connection with the request for such increase, the Borrower hereby certifies as follows:
(a)    Request for Increase. The Borrower hereby requests an increase of the Total Commitment from $500,000,000.00 to $565,000,000.00 pursuant to Section 2.11 of the Credit Agreement (the “Increase”).
(b)    Certifications. In connection with the Increase, the Borrower and each Guarantor certifies that:
(i)    As of the date hereof and as of the effective date of the Increase, both immediately before and after giving effect to the Increase, there exists and shall exist no Default or Event of Default;
(ii)    As of the date hereof, the representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower or the Guarantors in connection therewith or after the date thereof were true and correct in all material respects when made, are true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects as of the effective date of the Increase, both immediately before and after giving effect to the Increase, as though such representations and warranties were made on and as of that date except that if any representation and warranty is as of a specific date, such representations and warranty shall be true and correct in all material respects as of such date; and
(iii)    Borrower has paid all fees required by the Agreement Regarding Fees and §2.11(d)(i) of the Credit Agreement.
(c)    Commitments. Borrower hereby acknowledges and agrees that as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.11 of the Credit Agreement, the amount of each Lender’s Commitment shall be the amount set forth on Schedule 1.1 attached hereto and the Total Commitment under the Credit Agreement will include the Increase. In connection with the Increase, Synovus Bank (“Synovus”) and Comerica Bank (“Comerica”; Synovus and Comerica are hereinafter sometimes referred to individually as a “New Lender” and collectively as the “New Lenders”) shall each be issued a Revolving Credit Note as described in the following sentence. Synovus shall be issued a Revolving Credit Note in the principal face amount of $25,000,000.00 and Comerica shall be issued a Revolving Credit Note in the principal face amount of $40,000,000.00; and upon acceptance of such notes by the New Lenders, such notes will each be a “Note” under the Credit Agreement.
(d)    Other Conditions. All other conditions to the Increase set forth in Section 2.11 of the Credit Agreement have been satisfied.
2.    New Lender Agreements, Acknowledgements and Representations. By its signature below, each of the New Lenders, subject to the terms and conditions hereof, hereby agrees to perform all obligations with respect to its respective Commitment as if such New Lender were an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective Commitment, which obligations shall include, but shall not be limited to, the obligation of such New Lender to make Revolving Credit Loans to the Borrower with respect to its Commitment as required under Section 2.1 of the Credit Agreement, the obligation to pay amounts due in respect of the Swing Loans as set forth in Section 2.5 of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required by Section 2.10 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. Each of the New Lenders makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Sections 14 and 18 of the Credit Agreement. Further, each New Lender acknowledges that it has, independently and without reliance upon the Agent, any Titled Agent, or any other Lender or on any affiliate or subsidiary of any thereof and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide any of the New Lenders with any credit or other information with respect to the Borrower, the Guarantors or any of their respective Subsidiaries, or the Collateral or any other assets of the Borrower, the Guarantors or any of their respective Subsidiaries, or to notify any of the New Lenders of any Default or Event of Default. The New Lenders have not relied on the Agent, any Titled Agent, any other Lender or any affiliate or subsidiary of any thereof as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder. Each of the New Lenders (i) represents and warrants as to itself that it is (1) legally authorized to, and has full power and authority to, enter into this agreement and perform its obligations hereunder and under the Credit Agreement and the other Loan Documents, and (2) an “accredited investor” (as such term is used in Regulation D of the Securities Act of 1933, as amended); (ii) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement and become a party to the Credit Agreement; (iii) agrees that it has and will, independently and without reliance upon any Lender, the Agent, any Titled Agent or any affiliate or subsidiary of any thereof and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Revolving Credit Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of the Collateral and other assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; (v) agrees that, by this agreement, it has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (vi) represents and warrants that such New Lender is not a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, any of the Borrower or any Guarantor and is not a Defaulting Lender or an Affiliate of a Defaulting Lender. Each of the New Lenders acknowledges and confirms that its address for notices and Lending Office for Revolving Credit Loans are as set forth on the signature pages hereto.
3.    Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.
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IN WITNESS WHEREOF, we have hereunto set our hands this 31st day of July, 2015.
BORROWER:
AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:AMERICAN REALTY CAPITAL HEALTHCARE TRUST II,INC., a Maryland corporation, its general partner
By: /s/ Thomas D’Arcy
Name: Thomas D’Arcy
Title: President, Secretary & CEO

REIT:
AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC., a Maryland corporation
By: /s/ Thomas D’Arcy
Name: Thomas D’Arcy
Title: President, Secretary & CEO

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SUBSIDIARY GUARANTORS:

ARHC BMBWNIL01, LLC;
ARHC LPELKCA01, LLC;
ARHC SCCRLIA01, LLC;
ARHC SFFLDIA01, LLC;
ARHC SBBURIA01, LLC;
ARHC FOMBGPA01, LLC;
ARHC ARCLRMI01, LLC;
ARHC LSSMTMO01, LLC;
ARHC ALTSPFL01, LLC;
ARHC FMWEDAL01, LLC;
ARHC AHJACOH01, LLC;
ARHC OLOLNIL01, LLC;
ARHC LMHBGPA01, LLC;
ARHC PHCTNIA01, LLC;
ARHC BRHBGPA01, LLC;
ARHC HBTPAFL01, LLC;
ARHC ALJUPFL01, LLC;
ARHC ALSTUFL01, LLC;
ARHC SCTEMTX01, LLC;
ARHC GHGVLSC01, LLC;
ARHC TRS HOLDCO II, LLC;
ARHC SCCRLIA01 TRS, LLC;
ARHC SFFLDIA01 TRS, LLC;
ARHC SBBURIA01 TRS, LLC;
ARHC ARCLRMI01 TRS, LLC;
ARHC LSSMTMO01 TRS, LLC;
ARHC ALTSPFL01 TRS, LLC;
ARHC PHCTNIA01 TRS, LLC;
ARHC HBTPAFL01 TRS, LLC;
ARHC ALJUPFL01 TRS, LLC; and
ARHC ALSTUFL01 TRS, LLC, each a Delaware limited liability company
By: /s/ Jesse C. Glloway
Name: Jesse C. Galloway
Title: Authorized Signatory

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SYNOVUS:
SYNOVUS BANK, as a Lender
By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director
(SEAL)
Lending Office (all Types of Loans):
Synovus Bank
3280 Peachtree Road, NE
Atlanta, Georgia 30305
Attention: Brenda Herman
Telecopy Number: (888) 856-2456
Telephone Number: (678) 784-7136

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COMERICA:
COMERICA BANK, as a Lender
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President
(SEAL)

Lending Office (all Types of Loans):
Comerica Bank
3351 Hamlin Road MC2390
Auburn Hills, Michigan 48326
Attention: Charles Weddell
Telecopy Number: 248-371-7920
Telephone Number: 248-371-6283

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ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By: /s/ Wayne D. Horvath
Name: Wayne D. Horvath
Title: Senior Vice President

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Wayne Horvath Telephone: 216-689-3808 Facsimile: 216-689-5970	$125,000,000.00	22.123893810%
LIBOR Lending Office Same as Above
BMO Harris Bank N.A. 100 High Street, 26th Floor Boston, Massachusetts 02110 Attention: Lloyd Baron Telephone: 617-960-2372 Facsimile:	$125,000,000.00	22.123893810%
LIBOR Lending Office Same as Above
Citizens Bank, National Association 1215 Superior Avenue Cleveland, Ohio 44114 Attention: Don Woods Telephone: 216-277-0199 Facsimile:	$125,000,000.00	22.123893810%
LIBOR Lending Office Same as Above
Capital One, National Association 4445 Willard Avenue, 6th Floor Chevy Chase, Maryland 20815 Attention: Danny Moore and Michael Mastronikolas Telephone: 301-280-2596; 301-280-0244 Facsimile: 301-280-0299	$75,000,000.00	13.274336283
LIBOR Lending Office Same as Above
Regions Bank 1900 5th Avenue North Birmingham, Alabama 35203 Attention: David Blevins Telephone: 205-264-7504 Facsimile: 205-801-0343	$50,000,000.00	8.849557522
LIBOR Lending Office Same as Above
Comerica Bank 3351 Hamlin Road MC2390 Auburn Hills, Michigan 48326 Attention: Charles Weddell Telephone: 248-371-6283 Facsimile: 248-371-7920	$40,000,000.00	7.079646018
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – Page 1 of 2

Name and Address	Commitment	Commitment Percentage
Synovus Bank 3280 Peachtree Road, NE Atlanta, Georgia 30305 Attention: Brenda Herman Telephone: 678-784-7136 Facsimile: 888-856-2456	$25,000,000.00	4.424778761
LIBOR Lending Office Same as Above
TOTAL	$565,000,000.00	100%

SCHEDULE 1.1 – Page 2 of 2